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                                                                   Exhibit 10.14



                   SECOND AMENDMENT TO OFFICE LEASE AGREEMENT


         THIS SECOND AMENDMENT TO OFFICE LEASE AGREEMENT (this "FIRST AMENDMENT") is made and entered into this _____ day of ____________, 2000, by and between BUILDING IV ASSOCIATES L.P. a Virginia limited partnership ("LANDLORD"), and PEC Solutions, Inc. (formerly known as Performance Engineering Corporation), a Virginia corporation ("TENANT"), with reference to the following:

                                    RECITALS

         A. Pursuant to a certain Office Lease Agreement dated May 17, 1999 by and between Landlord and Tenant (the "ORIGINAL LEASE"), as amended by that certain First Amendment to Office Lease Agreement dated December 6, 1999 (the "FIRST AMENDMENT") (the Original Lease and First Amendment are hereinafter collectively referred to as the "LEASE"), Landlord leased to Tenant certain premises more particularly described therein in the Building commonly known as Fair Lakes Four, 12700 Fair Lakes Circle, Fairfax, Virginia 22033.

         B. Landlord and Tenant desire to amend the Lease as more particularly described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. All capitalized terms used herein, unless specifically defined herein, shall have the same meaning and definition as used in the Lease.

         2. The Commencement Date is hereby established to be April 24, 2000.

         3. Except as expressly modified by this Second Amendment, the Lease remains unchanged and in full force and effect.






                      [SIGNATURES FOLLOW ON THE NEXT PAGE.]


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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Second
Amendment as of the day and year first above written.

                                            LANDLORD:
                                            --------

                                            BUILDING IV ASSOCIATES L.P.
                                            a Virginia limited partnership

                                            By:    Building IV Associates, Inc.
                                                   a Virginia corporation
                                                   its general partner

                                            By:    ____________________________
                                            Name:  ____________________________
                                            Its:   ____________________________

                                            TENANT:
                                            ------

                                            PEC Solutions, Inc.
                                            (formerly known as Performance
                                            Engineering Corporation)
                                            a Virginia corporation

                                            By:    ___________________________
                                            Name:  ___________________________
                                            Its:   ___________________________





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